EXHIBIT 21


               MIDAMERICAN ENERGY HOLDINGS COMPANY

                 SUBSIDIARIES AND JOINT VENTURES

Subsidiaries:

       Company Name                                Organizational_Form

        MIDAMERICAN FUNDING LLC                          Iowa
        IPP CO                                           Delaware
        IPP CO LLC                                       Delaware
        CE MINERALS DEVELOPMENT LLC                      Delaware
        CALENERGY HOLDINGS INC.                          Delaware
        CE TEXAS ENERGY LLC                              Delaware
        CE TEXAS GAS LLC                                 Delaware
        FISH LAKE POWER LLC                              Delaware
        IMPERIAL MAGMA LLC                               Delaware
        SALTON SEA ROYALTY LLC                           Delaware
        VPC GEOTHERMAL LLC                               Delaware
        CALENERGY CAPITAL TRUST I                        Delaware
        CALENERGY CAPITAL TRUST II                       Delaware
        CALENERGY CAPITAL TRUST III                      Delaware
        CALENERGY CAPITAL TRUST IV                       Delaware
        CALENERGY CAPITAL TRUST V                        Delaware
        CALENERGY CAPITAL TRUST VI                       Delaware
        CE GEOTHERMAL, INC.                              Delaware
        WESTERN STATES GEOTHERMAL COMPANY                Delaware
        INTERMOUNTAIN GEOTHERMAL COMPANY                 Delaware
        CALENERGY DEVELOPMENT CORPORATION                Delaware
        CALIFORNIA ENERGY YUMA CORPORATION               Utah
        CE EXPLORATION COMPANY                           Delaware
        CE NEWBERRY, INC.                                Delaware
        CALENERGY INTERNATIONAL SERVICES, INC.           Delaware
        CALIFORNIA ENERGY GENERAL CORPORATION            Delaware
        CE GENERATIONS LLC                               Nebraska
        CE INTERNATIONAL INVESTMENTS, INC.               Delaware
        CE MAHANAGDONG LTD.                              Bermuda
        CE LUZON GEOTHERMAL POWER COMPANY, INC.          Philippines
        CE PHILIPPINES LTD.                              Bermuda
        ORMOC CEBU LTD.                                  Bermuda
        CE CEBU GEOTHERMAL POWER COMPANY, INC.           Philippines
        CE INDONESIA LTD.                                Bermuda
        HIMPURNA CALIFORNIA ENERGY LTD.                  Bermuda
        BALI ENERGY LTD.                                 Bermuda
        CE CASECNAN LTD.                                 Bermuda
        PATUHA POWER, LTD.                               Bermuda
        CE SINGAPORE LTD.                                Bermuda
        CALENERGY INTERNATIONAL LTD.                     Bermuda
        CE CASECNAN WATER AND ENERGY COMPANY, INC.       Philippines
        CE BALI LTD.                                     Bermuda
        CE ASIA LTD.                                     Bermuda
        MAGMA POWER COMPANY                              Nevada
        DESERT VALLEY COMPANY                            California
        VULCAN POWER COMPANY                             Nevada
        CALENERGY OPERATING CORPORATION                  Delaware
        SALTON SEA POWER COMPANY                         Nevada
        MAGMA LAND COMPANY I                             Nevada
        MAGMA GENERATING COMPANY II                      Nevada
        MAGMA GENERATING COMPANY I                       Nevada
        CALIFORNIA ENERGY MANAGEMENT COMPANY             Delaware
        SALTON SEA FUNDING CORPORATION                   Delaware
        TONGONAN POWER INVESTMENT, INC.                  Philippines
        MAGMA NETHERLANDS B.V.                           Netherlands
        NORMING INVESTMENTS B.V.                         Netherlands
        CALENERGY IMPERIAL VALLEY COMPANY, INC.          Delaware
        SLUPO I B.V.                                     Netherlands
        CONEJO ENERGY COMPANY                            California
        NIGUEL ENERGY COMPANY                            California
        SAN FELIPE ENERGY COMPANY                        California
        FALCON SEABOARD RESOURCES, INC.                  Texas
        FALCON SEABOARD ENERGY CORPORATION               Texas
        FALCON SEABOARD OIL COMPANY                      Texas
        FALCON SEABOARD PIPELINE CORPORATION             Texas
        FALCON SEABOARD POWER CORPORATION                Texas
        FALCON SEABOARD GAS COMPANY                      Texas
        POWER RESOURCES, INC.                            Texas
        BIG SPRING PIPELINE COMPANY                      Texas
        SECI HOLDINGS, INC.                              Delaware
        FALCON POWER OPERATING COMPANY                   Texas
        NORCON HOLDINGS, INC.                            Delaware
        SARANAC ENERGY COMPANY, INC.                     Delaware
        NORTHERN CONSOLIDATED POWER, INC.                Delaware
        NORTH COUNTRY GAS PIPELINE CORPORATION           New York
        CE POWER, INC.                                   Delaware
        CE ELECTRIC, INC.                                Delaware
        CE ELECTRIC UK plc                               England/Wales
        NORTHERN ELECTRIC PLC                            England/Wales
        NORTHERN ELECTRIC GENERATION LIMITED             England/Wales
        NORTHERN ELECTRIC (OVERSEAS HOLDINGS) LIMITED    England/Wales
        NORTHERN ELECTRIC PROPERTIES LIMITED             England/Wales
        NORTHERN ELECTRIC FINANCE PLC                    England/Wales
        NORTHERN TRACING AND COLLECTION SERVICES         England/Wales
           LIMITED
        GAS UK LIMITED                                   England/Wales
        CALENERGY GAS (HOLDINGS) LIMITED                 England/Wales
        NORTHERN ELECTRIC SHARE SCHEME TRUSTEE LIMITED   England/Wales
        NORTHERN TRANSPORT FINANCE LIMITED               England/Wales
        NORTHERN ELECTRIC RETAIL LIMITED                 England/Wales
        NORTHERN ELECTRIC DISTRIBUTION LIMITED           England/Wales
        NORTHERN ELECTRIC SUPPLY LIMITED                 England/Wales
        NORTHERN METERING SERVICES LIMITED               England/Wales
        NORTHERN UTILITY SERVICES LIMITED                England/Wales
        NORTHERN ELECTRIC TELECOM LIMITED                England/Wales
        NORTHERN ELECTRIC TRANSPORT LIMITED              England/Wales
        NORTHERN INFORMATION SYSTEMS LIMITED             England/Wales
        NORTHERN ELECTRIC TRAINING LIMITED               England/Wales
        NORTHERN ELECTRIC GENERATION (TPL) LIMITED       England/Wales
        NORTHERN ELECTRIC GENERATION (CPS) LIMITED       England/Wales
        NORTHERN ELECTRIC GENERATION (NPL) LIMITED       England/Wales
        NORTHERN ELECTRIC GENERATION (PEAKING) LIMITED   England/Wales
        NORTHERN ELECTRIC INSURANCE SERVICES LIMITED     Isle of Man
        CALENERGY GAS (UK) LIMITED                       England/Wales
        CE INDONESIA GEOTHERMAL, INC.                    Delaware
        CALENERGY MINERALS, INC.                         Delaware
        CE INDONESIA FUNDING CORP.                       Delaware
        NEPTUNE POWER LTD                                England/Wales
        CALENERGY GAS (POLSKA) SP. Z O.O.                Poland
        CE (BERMUDA) FINANCING LTD.                      Bermuda
        CALENERGY GAS (PIPELINES) LIMITED                England/Wales
        POLSKA POWER SP. Z O.O.                          Poland
        SALTON SEA POWER L.L.C.                          Delaware
        KIEWIT ENERGY COMPANY                            Delaware
        KIEWIT ENERGY PACIFIC HOLDINGS CORP.             Delaware
        KIEWIT ENERGY U.K. INC.                          Delaware
        KIEWIT ENERGY INTERNATIONAL (BERMUDA) LTD.       Bermuda
        CE SALTON SEA INC.                               Delaware
        AURORA I, L.L.C.                                 Delaware
        CE AURORA I, INC.                                Delaware
        NORTHERN AURORA, INC.                            Delaware
        CALENERGY MINERALS LLC                           Delaware
        YUMA COGENERATION ASSOCIATES                     Utah
        VULCAN/BN GEOTHERMAL POWER COMPANY               Nevada
        LEATHERS, L.P.                                   California
        ELMORE, L.P.                                     California
        DEL RANCH, L.P. (HOCH)                           California
        SALTON SEA BRINE PROCESSING, L.P.                California
        SALTON SEA POWER GENERATION L.P.                 California
        VISAYAS GEOTHERMAL POWER COMPANY                 Philippines
        SARANAC POWER PARTNERS, L.P.                     Delaware
        NORCON POWER PARTNERS, L.P.                      Delaware
        CE ELECTRIC UK HOLDINGS                          England/Wales
        VIKING POWER LTD                                 England/Wales
        CE ELECTRIC UK FUNDING COMPANY                   England/Wales
        MHC, INC.                                        Iowa
        MIDAMERICAN ENERGY COMPANY                       Iowa
        THE REFERRAL COMPANY                             Iowa
        SELECT RELOCATION SERVICES, INC.                 Iowa
        EDINA REALTY MORTGAGE, LLC                       Delaware
        HOME REAL ESTATE, INC.                           Nebraska
        THE MORTGAGE GROUP, LLC                          Nebraska
        MIDAMERICAN HOME SERVICES, LLC                   Iowa
        TITLE INFORMATION SERVICES, LLC                  Minnesota
        QUAD CITIES ENERGY COMPANY                       Iowa
        CORDOVA ENERGY COMPANY, LLC                      Iowa
        MIDWEST GAS COMPANY                              Iowa
        DCCO, INC.                                       Minnesota
        INTERCOAST SIERRA POWER COMPANY                  Delaware
        MIDAMERICAN ENERGY FINANCING II
        BETTENDORF LOCK & SECURITY SERVICES, INC.        Iowa
        SUTTON SECURITY, INC.                            Nebraska
        PROT-TECH ALARM SYSTEMS AND SERVICES, INC.       Missouri
        CBS BROKERAGE SYSTEMS, CIN.                      Nebraska